EXHIBIT 24.1

                                POWER OF ATTORNEY
             (Precision Castparts Corp. Deferred Compensation Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM
C. MCCORMICK his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of Precision Castparts Corp. issuable pursuant to the Deferred Compensation Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 20, 1998


WILLIAM D. LARSSON
-----------------------------
William D. Larsson

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
             (Precision Castparts Corp. Deferred Compensation Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM
C. MCCORMICK his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of Precision Castparts Corp. issuable pursuant to the Deferred Compensation Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 10, 1998


SHAWN R. HAGEL
-----------------------------
Shawn R. Hagel

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
             (Precision Castparts Corp. Deferred Compensation Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM
C. MCCORMICK his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of Precision Castparts Corp. issuable pursuant to the Deferred Compensation Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 25, 1998


WILLIAM C. McCORMICK
-----------------------------
William C. McCormick

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
             (Precision Castparts Corp. Deferred Compensation Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM
C. MCCORMICK his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of Precision Castparts Corp. issuable pursuant to the Deferred Compensation Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 24, 1998


DEAN T. DuCRAY
-----------------------------
Dean T. DuCray

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
             (Precision Castparts Corp. Deferred Compensation Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM
C. MCCORMICK his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of Precision Castparts Corp. issuable pursuant to the Deferred Compensation Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 21, 1998


DON R. GRABER
-----------------------------
Don R. Graber

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
             (Precision Castparts Corp. Deferred Compensation Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM
C. MCCORMICK his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of Precision Castparts Corp. issuable pursuant to the Deferred Compensation Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 17, 1998


ROY M. MARVIN
-----------------------------
Roy M. Marvin

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
             (Precision Castparts Corp. Deferred Compensation Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM
C. MCCORMICK his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of Precision Castparts Corp. issuable pursuant to the Deferred Compensation Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 20, 1998


VERNON E. OECHSLE
-----------------------------
Vernon E. Oechsle

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
             (Precision Castparts Corp. Deferred Compensation Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM
C. MCCORMICK his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of Precision Castparts Corp. issuable pursuant to the Deferred Compensation Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 20, 1998


STEVEN G. ROTHMEIER
-----------------------------
Steven G. Rothmeier